EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the the Quarterly report of PlanetLink Communications, Inc. (the "Company") on Form 10-QSBQ for the period ended June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, M. Dewey Bain, CFO of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

         A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.


Dated:  August 22, 2003

                                  By /s/ M. Dewey Bain
                                    -----------------------------------------
                                      M. Dewey Bain, Chief Financial  Officer
                                      PlanetLink Communications, Inc.

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